Profile: S&T Bancorp, Inc. is a $7.1 billion financial holding company headquartered in Indiana, PA, located about 55 miles northeast of Pittsburgh, PA. Founded in 1902 with a single location in Indiana, PA, S&T Bancorp, Inc. has expanded to five regional markets including Southwestern PA (Pittsburgh), Central PA (Harrisburg), Northeast OH (Akron), Central OH (Columbus) and Western NY (Rochester). S&T provides a full range of financial services to individuals and businesses in PA and northeast OH and has loan production offices in central OH and western NY. Investment Thesis: • Above peer performance • Demonstrated expense discipline and efficiency • Organic growth • Strategic and effective mergers and expansion • Stable regional markets with long term oil and gas benefit • Sound asset quality Recent Mergers and Expansions: November 16, 2016 S&T Bank loan production office opens on North Shore Pittsburgh in southwestern PA. November 1, 2016 S&T Bank branch relocates to expanded facility in northeast OH. March 23, 2015 S&T Bank loan production office opens to service western NY. March 4, 2015 S&T Bancorp merges with Integrity Bancshares in central PA, adding 8 offices, $789 million in loans, and $722 million in deposits. January 21, 2014 S&T Bank loan production office opens to service central OH. Total Assets (in $ millions) $7,060 Common BV/Share $25.28 Tangible BV/Share (Non-GAAP) $16.87 Key Statistics: (Data as of 12.31.17) Stock Price $39.81 Market Cap (in $ billions) $1.4 Dividend Yield (annualized) 2.21% Price/Earnings (LTM) 19.0 Price/Earnings (LTM) - Excludes DTA re-measurement* 16.1 S&T Operates in 5 Regional Markets $ in millions MSAs Locations Deposits(2) % Loans(2) % Southwestern PA(1) Pittsburgh 50 $3,849 70.9% $2,975 51.6%Altoona Johnstown Central PA Lancaster 8 696 12.8% 838 14.5%Harrisburg York Other PA 123 2.3% 380 6.6% Total PA 4,668 86.0% 4,193 72.7% Northeast OH Akron 1 42 0.7% 314 5.4% Cleveland Central OH Columbus 1 31 0.6% 291 5.0% Other OH 15 0.3% 159 2.8% Total OH 88 1.6% 764 13.2% Western NY Rochester 1 14 0.2% 373 6.5% Buffalo Other NY 19 0.4% 172 3.0% Total NY 33 0.6% 545 9.5% Total Other States 639 11.8% 264 4.6% Total $5,428 100.0% $5,766 100.0% (1) Includes Pittsburgh, Altoona & Johnstown MSAs and Indiana, Clearfield & Jefferson Counties (2) Based on customer residence

Senior Management: Todd D. Brice President and Chief Executive Officer Mark Kochvar Senior Executive Vice President, Chief Financial Officer David G. Antolik Senior Executive Vice President, Chief Lending Officer David P. Ruddock Senior Executive Vice President, Chief Operating Officer Rebecca A. Stapleton Senior Executive Vice President, Chief Banking Officer Investor Relations Contact: Mark Kochvar S&T Bancorp, Inc. 800 Philadelphia Street Indiana, PA 15701 724.465.4826 mark.kochvar@stbank.com For more information visit stbancorp.com or stbank.com. Common stock traded on the NASDAQ under the symbol STBA Analyst Coverage: The following analysts published research about S&T Bancorp, Inc. in 2018. Boenning & Scattergood Matthew Schultheis • 610.832.5290 mschultheis@boenninginc.com Keefe, Bruyette & Woods Collyn Gilbert • 973.549.4092 collyn.gilbert@kbw.com Piper Jaffray Matthew Breese • 617.654.0728 matthew.m.breese@pjc.com Raymond James Daniel Cardenas • 312.655.2986 daniel.cardenas@raymondjames.com 2017 ExcludesDTA* 2016 2015 2014 Net Income (in $ thousands) $72,968 $86,401 $71,392 $67,081 $57,910 Diluted Earnings per Share $2.09 $2.47 $2.05 $1.98 $1.95 Dividends Declared per Share $0.82 $0.77 $0.73 $0.68 Total Assets (in $ millions) $7,060 $6,943 $6,318 $4,965 Total Loans (in $ millions) $5,766 $5,615 $5,063 $3,872 Total Deposits (in $ millions) $5,428 $5,272 $4,877 $3,909 Return on Average Assets 1.03% 1.22% 1.08% 1.13% 1.22% Return on Average Equity 8.37% 9.90% 8.67% 8.94% 9.71% Return on Tangible Equity (Non-GAAP) 12.77% 15.08% 13.71% 14.39% 14.02% Net Interest Margin (FTE)(Non-GAAP) 3.56% 3.47% 3.56% 3.50% Nonperforming Assets/ Loans + OREO 0.42% 0.77% 0.71% 0.33% Allowance for Loan Losses/ Total Loans 0.98% 0.94% 0.96% 1.24% Net Loan Charge-offs / Average Loans 0.18% 0.25% 0.22% 0.00% Risk-based Capital - Total 12.55% 11.86% 11.60% 14.27% Tangible Common Equity/ Tangible Assets (Non-GAAP) 8.72% 8.23% 8.24% 9.00% Financial Highlights: *These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially from the results discussed in these statements. These risks are detailed in the company’s latest form 10- K filed with the Securities and Exchange Commission and any subsequently filed reports containing updates to these risks. Any such forward-looking statement or other information herein speaks only as of the particular dates referenced or the date such information or statement is made, and S&T undertakes no obligation to update any such information. This document also contains or references, certain non-GAAP financial measures. Although S&T believes that these measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP, and should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries. Total Annualized Shareholder Return Includes reinvested dividends (Data as of 12.31.17) 1 YR 3 YR 5 YR 10 YR STBA 4.23% 12.88% 20.21% 6.86% NASDAQ Bank 5.47% 16.56% 18.67% 6.48% KRX-Dow Jones KBW Regional Bank 1.82% 14.49% 17.68% 6.34% S&P 500 21.89% 11.40% 15.77% 8.48% Source: Bloomberg